UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

WORTHINGTON STEEL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-41830	92-2632000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 840-3462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On June 24, 2026, Worthington Steel, Inc. (“we,” “us,” “our” and “registrant”) issued a news release (“the Original Financial Release”) reporting results for the three months ended May 31, 2026 (the fourth quarter of fiscal 2026). A copy of the news release was furnished as Exhibit 99.1 to a Current Report on Form 8-K filed by the Company on June 25, 2026. Subsequent to the Original Financial Release, we identified and corrected certain errors in the reported information, as described further below. A copy of the corrected financial release (the “Corrected Financial Release”) is attached hereto as Exhibit 99.1, is incorporated by reference, and supersedes the Original Financial Release in its entirety. Specifically, the Corrected Financial Release reflects additional long-lived asset impairment charges related to certain asset groups within the Electrical Steel reporting unit as well as additional Bridge nonrevolving loan commitment costs.

The additional long-lived asset impairment charges were identified by management during the execution of its standard year-end internal controls procedures over financial reporting for the preparation of our Annual Report on Form 10-K. The additional Bridge nonrevolving loan commitment costs were originally excluded due to an inadvertent error. These errors and the adjustments are isolated to the fourth quarter and full-year fiscal 2026 periods. They do not impact any of our previously filed Quarterly Reports on Forms 10-Q, and do not impact the Company’s previously issued financial guidance, operational outlook or business strategy for the current fiscal year ending May 31, 2027.

Prior to the conference call on June 25, 2026, we made available an investor presentation on our website. This presentation has been updated to reflect the corrected financial information reported in the Corrected Financial Release and is available in the Investors section of our website at www.WorthingtonSteel.com.

The information contained in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or incorporate the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended. Information on our website is not incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Corrected Financial Release of Worthington Steel, Inc. issued on July 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date:	July 10, 2026	By:	/s/ Joseph Y. Heuer
Joseph Y. Heuer Vice President - General Counsel and Secretary